UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 5, 2005
                                                    -------------------



                           GENELABS TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

   California           0-19222                       94-3010150
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  (State or Other Jurisdiction        (Commission             (IRS Employer
        of Incorporation)             File Number)         Identification No.)

          505 Penobscot Drive, Redwood City, California          94063
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        (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code          (650) 369-9500
                                                   ----------------------------

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        (Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03   Material Modification to Rights of Securityholders

On December 5, 2005, the Board of Directors of Genelabs Technologies, Inc. (the "Company") approved an amendment to the Company's Amended and Restated Articles of Incorporation, whereby, effective upon its filing, each outstanding five shares of the Company's common stock, no par value (the "Common Stock"), will be converted into one share of Common Stock. The amendment was previously approved by the Company's shareholders at the Company's 2005 Annual Meeting of Shareholders held June 14, 2005.

A form of the certificate of amendment effecting the reverse stock split to be filed with the California Secretary of State is attached hereto as Exhibit 3.1. A copy of the press release announcing the approval of the amendment by the Company's Board of Directors is filed as Exhibit 99.1 hereto.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits


Exhibit
Number      Description
------      -----------

3.1 Form of Certificate of Amendment of the Amended and Restated Articles of Incorporation

99.1        Press Release dated December 6, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GENELABS TECHNOLOGIES, INC.



                                        By: /s/ Matthew M. Loar
                                            -------------------
                                            Name:  Matthew M. Loar
                                            Title: Chief Financial Officer
Date:  December 7, 2005

                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

3.1 Form of Certificate of Amendment of the Amended and Restated Articles of Incorporation

99.1        Press Release dated December 6, 2005